================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                     15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934.

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        APRIL 17, 2001 (APRIL 17, 2001)


                         MARINE DRILLING COMPANIES, INC

             (Exact name of registrant as specified in its charter)

             TEXAS                    1-14389                  74-2558926
(State or other jurisdiction of     (Commission             (I.R.S. Employer
 incorporation or organization)     File Number)          Identification Number)


      ONE SUGAR CREEK CENTER BLVD., SUITE 600, SUGAR LAND, TEXAS 77478-3556
              (Address of principal executive offices and zip code)


                                 (281) 243-3000
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

            (Former name, former address and formal fiscal year, if
                           changed since last report)


================================================================================

ITEM 5.  OTHER EVENTS.

         On April 17, 2001, Marine Drilling Companies, Inc. (the "Company") issued the press release filed as Exhibit 99.1 hereto, updating the status of the Company's MARINE 500.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                99.1       Press Release dated April 17, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           MARINE DRILLING COMPANIES, INC.
                                           (Registrant)

Dated:  April 17, 2001                     By: /s/  Dale W. Wilhelm
                                               ---------------------------------
                                               Dale W. Wilhelm
                                               Vice President & Controller
                                               (Principal Accounting Officer)

                                  EXHIBIT INDEX


             99.1        Press Release dated April 17, 2001.